UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2021

STARBOARD VALUE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001- 39496	84-3743013
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

777 Third Avenue, 18th Floor New York, NY	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 845-7977

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A Common Stock and one-sixth of one Warrant to purchase one share of Class A Common Stock	SVACU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	SVAC	The Nasdaq Stock Market LLC
Redeemable Warrants, exercisable for one share of Class A Common Stock for $11.50 per share	SVACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 7.01 Regulation FD Disclosure.

As previously disclosed, on February 21, 2021, Starboard Value Acquisition Corp., a Delaware corporation (“SVAC”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Mundo Merger Sub 1, Inc., a Delaware corporation and wholly-owned subsidiary of SVAC (“Merger Sub 1”), Mundo Merger Sub 2, LLC, a Delaware limited liability company and wholly-owned subsidiary of SVAC (“Merger Sub 2”), Cyxtera Technologies, Inc., a Delaware corporation (“Cyxtera”), and Mundo Holdings, Inc. (“NewCo”), a Delaware corporation and wholly-owned subsidiary of SIS Holdings LP, a Delaware limited partnership (“Cyxtera Stockholder”), which provides for, among other things, (i) Cyxtera to be contributed to Newco by the Cyxtera Stockholder, with Cyxtera becoming a wholly-owned subsidiary of Newco, (ii) Merger Sub 1 to be merged with and into NewCo (the “First Merger”), with NewCo surviving the First Merger as a wholly-owned subsidiary of SVAC and Merger Sub 1 ceasing to exist, and (iii) immediately following the First Merger, NewCo to be merged with and into Merger Sub 2 (the “Second Merger”, and together with the First Merger and the other transactions contemplated by the Merger Agreement, the “Transactions”), with Merger Sub 2 surviving the Second Merger as a wholly-owned subsidiary of SVAC and NewCo ceasing to exist. As a result of the Transactions, Cyxtera and the various operating subsidiaries of Cyxtera will become subsidiaries of SVAC, with the Cyxtera Stockholder becoming a stockholder of SVAC.

On February 22, 2021, certain communications regarding the Transactions were made, which are attached hereto as Exhibits 99.1, 99.2, 99.3, 99.4, and 99.5.

Such exhibits and the information set forth therein shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Item 8.01 Other Events.

Item 7.01 is incorporated herein by reference.

Additional Information and Where to Find It

In connection with the Transactions, SVAC is expected to file a proxy statement (the “Proxy Statement”) with the Securities and Exchange Commission (the "SEC"), which will be distributed to holders of SVAC’s common stock in connection with SVAC’s solicitation of proxies for the vote by the SVAC stockholders with respect to the Transactions and other matters as described in the Proxy Statement. SVAC urges its stockholders and other interested persons to read, when available, the Proxy Statement and amendments thereto and documents incorporated by reference therein, as well as other documents filed with the SEC in connection with the transactions, as these materials will contain important information about SVAC, Cyxtera and the Transactions. When available, the definitive Proxy Statement will be mailed to SVAC’s stockholders. Stockholders will also be able to obtain copies of such documents, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: Starboard Value Acquisition Corp., 777 Third Avenue, 18th Floor, New York, NY 10017.

Participants in Solicitation

SVAC and its directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies of SVAC’s stockholders in connection with the Transactions. Stockholders of SVAC may obtain more detailed information regarding the names, affiliations and interests of SVAC’s directors and executive officers in SVAC’s final prospectus for its initial public offering filed with the SEC on September 11, 2020 and in the Proxy Statement relating to the Transactions when available. Information concerning the interests of SVAC’s participants in the solicitation, which may, in some cases, be different than those of SVAC’s stockholders generally, will be set forth in the Proxy Statement relating to the Transactions when it becomes available.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the federal securities laws, opinions and projections prepared by Cyxtera’s and SVAC’s management. These forward-looking statements generally are identified by the words “expects,” “will,” “projected,” “continue,” “ increase,” and/or similar expressions that concern Cyxtera’s or SVAC’s strategy, plans or intentions, but the absence of these words does not mean that a statement is not forward-looking. Such statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and are based on management’s belief or interpretation of information currently available. Because forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of Cyxtera’s or SVAC’s control. Actual results and condition (financial or otherwise) may differ materially from those indicated in the forward-looking statements.

These forward-looking statements are subject to a number of risks and uncertainties that could cause actual results and conditions to differ materially from those indicated in the forward-looking statements, including, but not limited to, changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the Transactions, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Transactions or that the required stockholder approval is not obtained; failure to realize the anticipated benefits of the Transactions; the risk that the market price of the combined company’s securities may decline following the consummation of the Transactions if the Transaction’s benefits do not meet the expectations of investors or securities analysts; risks relating to the uncertainty of Cyxtera’s projected operating and financial information; the impact of Cyxtera’s substantial debt on its future cash flows and its ability to raise additional capital in the future; adverse global economic conditions and credit market uncertainty; the regulatory, currency, legal, tax and other risks related to Cyxtera’s international operations; the United Kingdom’s withdrawal from the European Union and the potential negative effect on global economic conditions, financial markets and Cyxtera’s business; the effects of the COVID-19 pandemic on Cyxtera’s business or future results; the ability to access external sources of capital on favorable terms or at all, which could limit Cyxtera’s ability to execute its business and growth strategies; fluctuations in foreign currency exchange rates in the markets in which Cyxtera operates internationally; physical and electronic security breaches and cyber-attacks which could disrupt Cyxtera’s operations; Cyxtera’s dependence upon the demand for data centers; Cyxtera’s products and services having a long sales cycle that may harm its revenues and operating results; any failure of Cyxtera’s physical infrastructure or negative impact on its ability to provide its services, or damage to customer infrastructure within its data centers, which could lead to significant costs and disruptions that could reduce Cyxtera’s revenue and harm its business reputation and financial results; inadequate or inaccurate external and internal information, including budget and planning data, which could lead to inaccurate financial forecasts and inappropriate financial decisions; maintaining sufficient insurance coverage; environmental regulations and related new or unexpected costs; climate change and responses to it; prolonged power outages, shortages or capacity constraints; the combined company’s inability to recruit or retain key executives and qualified personnel; the ability to compete successfully against current and future competitors; Cyxtera’s fluctuating operating results; incurring substantial losses, as Cyxtera has previously; Cyxtera’s ability to renew its long-term data center leases on acceptable terms, or at all; Cyxtera’s government contracts, which are subject to early termination, audits, investigations, sanctions and penalties; failure to attract, grow and retain a diverse and balanced customer base, including key magnet customers; future consolidation and competition in Cyxtera’s customers’ industries, which could reduce the number of Cyxtera’s existing and potential customers and make it dependent on a more limited number of customers; Cyxtera’s reliance on third parties to provide internet connectivity to its data centers; disruption or termination of connectivity; government regulation; the non-realization of the financial or strategic goals related to acquisitions that were contemplated at the time of any transaction; Cyxtera’s ability to protect its intellectual property rights; Cyxtera’s ability to continue to develop, acquire, market and provide new offerings or enhancements to existing offerings that meet customer requirements and differentiate it from its competitors; disruptions associated with events beyond its control, such as war, acts of terror, political unrest, public health concerns, labor disputes or natural disasters; sales or issuances of shares of the combined company’s common stock may adversely affect the market price of the combined company’s common stock; the requirements of being a public company, including maintaining adequate internal control over financial and management systems; risks related to corporate social responsibility; Cyxtera’s ability to lease available space to existing or new customers, which could be constrained by its ability to provide sufficient electrical power; Cyxtera’s ability to adapt to changing technologies and customer requirements; Cyxtera’s ability to manage its growth; risks related to litigation, securities class action or threatened litigation which may divert management time and attention, require Cyxtera to pay damages and expenses or restrict the operation of its business; the volatility of the market price of the combined company’s stock; the incurrence of goodwill and other intangible asset impairment charges, or impairment charges to Cyxtera’s property, plant and equipment, which could result in a significant reduction to its earnings; U.S. and foreign tax legislation and future changes to applicable U.S. or foreign tax laws and regulations and/or their interpretation may have an adverse effect on Cyxtera’s business, financial condition and results of operations and tax rules and regulations are subject to interpretation and require judgment by Cyxtera that may be successfully challenged by the applicable taxation authorities upon audit, which could result in additional tax liabilities; and Cyxtera’s ability to use its United States federal and state net operating losses to offset future United States federal and applicable state taxable income may be subject to certain limitations which could accelerate or permanently increase taxes owed. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of SVAC’s final prospectus related to its initial public offering, the proxy statement discussed below and other documents filed by SVAC from time to time with the SEC. There may be additional risks that Cyxtera and SVAC do not presently know or that they currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Cyxtera’s and SVAC’s expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K. Accordingly, you should not place undue reliance upon any such forward-looking statements in this Current Report on Form 8-K. Neither Cyxtera, SVAC nor any of their affiliates have any obligation to update this Current Report on Form 8-K.

No Offer or Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of SVAC or Cyxtera nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Cyxtera Transaction Key Messages.

99.2	Cyxtera CEO’s Communication to Employees.

99.3	Cyxtera Customer Notification.

99.4	Form of Cyxtera Customer E-mail.

99.5	Certain Cyxtera Social Media Content.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Starboard Value Acquisition Corp.

Dated: February 22, 2021
	By:	/s/ Martin D. McNulty, Jr.
		Name:	Martin D. McNulty, Jr.
		Title:	Chief Executive Officer